UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 2, 2026

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1601 Utica Avenue South, Suite 900	St. Louis Park, MN	55416
(Address of Principal Executive Offices)		(Zip Code)

(612) 453-4100

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Exchange on Which Registered:
Common Stock, par value $0.01 per share	TWO	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Stock	TWO PRA	New York Stock Exchange
7.625% Series B Cumulative Redeemable Preferred Stock	TWO PRB	New York Stock Exchange
7.25% Series C Cumulative Redeemable Preferred Stock	TWO PRC	New York Stock Exchange
9.375% Senior Notes Due 2030	TWOD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 2, 2026, Two Harbors Investment Corp. (“TWO”) held a virtual special meeting of TWO’s common stockholders (the “Special Meeting”). At the Special Meeting, TWO’s common stockholders voted on and approved a proposal (the “CCM Merger Proposal”) to approve the merger of TWO with CrossCountry Intermediate Holdco, LLC (“CCM”) and CrossCountry Merger Corp., a wholly owned subsidiary of CCM (“Merger Sub”), pursuant to which TWO will become a wholly owned subsidiary of CCM (the “CCM Merger”), and the other transactions contemplated by the Agreement and Plan of Merger, dated as of March 27, 2026, by and among TWO, Merger Sub and CCM (as it may be amended from time to time). Prior to the Special Meeting, the Company delivered a definitive proxy statement (as thereafter supplemented, the “Proxy Statement”) to its common stockholders describing (i) the Special Meeting, (ii) the CCM Merger, (iii) the CCM Merger Proposal, (iv) a proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to TWO’s named executive officers that is based on or otherwise relates to the CCM Merger (the “Non-Binding Compensation Advisory Proposal”), (v) a proposal to approve any adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event there are insufficient votes for, or otherwise in connection with, the approval of the CCM Merger Proposal (the “Adjournment Proposal”) and (vi) related information. The Proxy Statement was first mailed to TWO common stockholders on or about April 20, 2026, and was thereafter supplemented.

As of the close of business on April 15, 2026, the record date for the Special Meeting, there were 105,046,333 shares of TWO common stock, par value $0.01 per share, issued and outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 78,826,302 shares of TWO’s common stock were represented by proxy or by attending the Special Meeting, representing approximately 75% of TWO’s common stock outstanding as of the record date, which constituted a quorum to conduct business at the Special Meeting. Virtual attendance at the Special Meeting constituted presence in person for purposes of satisfying the quorum and voting requirements. The following are the final voting results tabulated by the independent inspector of elections of the Special Meeting, First Coast Results, Inc., on the CCM Merger Proposal, the Non-Binding Compensation Advisory Proposal and the Adjournment Proposal, each of which is more fully described in the Proxy Statement.

CCM Merger Proposal. The number of shares voted “For” or “Against,” as well as abstentions, with respect to the CCM Merger Proposal presented at the Special Meeting were:

FOR	AGAINST	ABSTAIN
54,297,767	23,570,833	957,703

Non-Binding Compensation Advisory Proposal. The number of shares voted “For” or “Against,” as well as abstentions, with respect to the Non-Binding Compensation Advisory Proposal presented at the Special Meeting were:

FOR	AGAINST	ABSTAIN
26,222,281	50,332,251	2,271,771

Adjournment Proposal. The number of shares voted “For” or “Against,” as well as abstentions, with respect to the Adjournment Proposal presented at the Special Meeting were:

FOR	AGAINST	ABSTAIN
52,364,007	25,267,395	1,194,901

With respect to the Adjournment Proposal, although the Adjournment Proposal would have received sufficient votes to be approved, no motion was made because the adjournment of the Special Meeting was determined not to be necessary or appropriate.

Because each of the CCM Merger Proposal, the Non-Binding Compensation Advisory Proposal and the Adjournment Proposal were “non-routine” under applicable rules of the New York Stock Exchange, brokers, banks and other nominees who hold shares of TWO’s common stock in “street name” for their customers did not have discretionary authority to vote on any such proposals and were not able to vote on any such proposals absent instructions from the beneficial owner. Accordingly, there were not any broker non-votes at the Special Meeting.

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Item 8.01	Other Events.

On July 2, 2026, TWO issued a press release announcing the results of the Special Meeting. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 2, 2026
104	Cover Page Interactive Data File, formatted in Inline XBRL

FORWARD-LOOKING STATEMENTS

This report on Form 8-K may contain “forward-looking statements,” including certain plans, expectations, goals, projections and statements about the proposed CCM Merger, TWO’s and CCM’s plans, objectives, expectations and intentions, the expected timing of completion of the proposed CCM Merger, the ability of the parties to complete the proposed CCM Merger considering the various closing conditions, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this report on Form 8-K that address activities, events or developments that TWO or CCM expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “estimate,” “plan,” “continue,” “intend,” “could,” “foresee,” “should,” “would,” “may,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. TWO’s ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although TWO believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this report on Form 8-K. These include, among other things: the expected timing and likelihood of completion of the proposed CCM Merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed CCM Merger; the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed CCM Merger, and the potential failure to satisfy the other conditions to the consummation of the proposed CCM Merger in a timely manner or at all; risks related to disruption of management’s attention from ongoing business operations due to the proposed CCM Merger; the risk that any announcements relating to the proposed CCM Merger could have adverse effects on the market price of TWO common stock; the outcome of any legal proceedings relating to the proposed CCM Merger, including stockholder litigation in connection with the proposed CCM Merger; and that TWO may be adversely affected by other economic, business or competitive factors. All such factors are difficult to predict and are beyond the control of TWO and CCM, including those detailed in TWO’s annual reports on Form 10-K, quarterly reports on Form 10-Q and periodic reports on Form 8-K that are available on TWO’s website at www.twoinv.com/investors and on the Securities and Exchange Commission’s website at www.sec.gov.

Each of the forward-looking statements of TWO is based on assumptions that TWO believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and TWO does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

By:	/s/ Rebecca B. Sandberg
Rebecca B. Sandberg
Chief Legal Officer and Secretary

Date: July 6, 2026